UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2010

NURX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-26694	87-0681500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Technology, Suite 130
Irvine, CA  92618
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 336-7111

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2010, Rosh Chandraratna and Marvin Rosenthale resigned as members of the board of directors (the “Board”) of NuRx Pharmaceuticals, Inc. (the “Company”), effective July 2, 2010.  Mr. Chandraratna’s resignation of Board service and Mr. Rosenthale’s resignation of Board service were due to personal reasons and not due to any disagreements with the Company.  Mr. Rosenthale served as a member of the Company’s Nominating Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NURX PHARMACEUTICALS, INC.

Dated: July 6, 2010	By:	/s/ Steven Gershick
Name: Steven Gershick
Title: Chief Financial Officer